UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              ====================

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 16, 2009

                             ELEVATED CONCEPTS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                    333-154221              26-3126279
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification No.)

                           5 Revere Drive, Suite 200
                                   Northbrook,                60062
                                     Illinois               (Zip Code)
                                    (Address
                             of Principal Executive
                                    Offices)

       Registrant's telephone number, including area code: (847) 509-5884


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
-------------------------------------------------------

         On April 16, 2009, Elevated Concepts, Inc. ("Elevated Concepts") entered into a nonexclusive Authorized Reseller Agreement (the "Agreement") with Salomatkin & Partners ("Salomatkin & Partners"). The Agreement grants Salomatkin & Partners the nonexclusive right to resell products supplied by Elevated Concepts in Moscow Region in Russia. The Agreement provides that Salomatkin & Partners will be responsible for the sale, marketing, pricing and reimbursement of the products in Russia.

         The term of the Agreement begins on April 16, 2009 and runs until April 16, 2010, unless earlier terminated by written notice:(i) by either party as a result of a material breach or default under the agreement that remains uncured,
(ii) as a result of bankruptcy, insolvency, reorganization, receivership or otherwise of either party,and (iii) on a product-by-product basis if the parties are unable to agree on a purchase price for a particular product.

The description of the terms and conditions of the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as an Exhibit 10.1.


Item 9.01   Financial Statements and Exhibits
---------------------------------------------

(d) Exhibits

Exhibit No.     Description
-----------     -----------

   10.1 Authorized Reseller Agreement, dated April 16, 2009, by and between Elevated Concepts, Inc. and Salomatkin & Partners.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2009                     ELEVATED CONCEPTS, INC.


                                         By: /s/ Vasili Borisov
                                         ----------------------
                                         Vasili Borisov
                                         President, Chief Executive Officer and
                                         Director